UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2016

Cynapsus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Canada	001-37426	98-1226819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Richmond Street West, Toronto, Ontario, Canada (Address of principal executive offices)	M6J 1C9 (Zip Code)

Registrant’s telephone number, including area code: 416-703-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Cynapsus Therapeutics Inc. (“Cynapsus”) will hold a special meeting of shareholders and warrantholders on Thursday, October 13, 2016. Certain of the materials mailed by Cynapsus to its shareholders and warrantholders on September 16, 2016 in connection with such special meeting are filed under Item 9.01 herewith.

Additional Information and Where to Find It

SECURITYHOLDERS ARE URGED TO READ THE INFORMATION CIRCULAR BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT SUNOVION CNS DEVELOPMENT CANADA ULC (ACQUIROR), SUNOVION PHARMACEUTICALS INC. (PARENT), CYNAPSUS AND THE PROPOSED TRANSACTION. Securityholders may obtain free copies of that document and other related documents filed with the United States Securities and Exchange Commission (“SEC”) at the SEC’s website at www.sec.gov. Securityholders will be able to obtain free copies of the Information Circular and other documents filed by Cynapsus on the System for Electronic Document Analysis and Retrieval website maintained by the Canadian Securities Administrators at www.sedar.com. Securityholders may obtain free copies of the documents filed by Cynapsus with the SEC on Cynapsus’s website at www.cynapsus.ca under the heading “Investors” and then under the heading “SEC/EDGAR.”

No Offer or Solicitation

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Further, this communication does not constitute a solicitation or recommendation statement under the rules and regulations of the SEC or other United States applicable laws.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Notice of Special Meeting of Shareholders and Warrantholders and Management Information Circular dated September 15, 2016
99.2	Letter of Transmittal
99.3	Form of Proxy (Common Shares)
99.4	Form of Proxy (Warrants)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNAPSUS THERAPEUTICS INC.

Date: September 16, 2016	By:	/s/ Andrew Williams
	Name:	Andrew Williams
	Title:	Chief Operating Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Special Meeting of Shareholders and Warrantholders and Management Information Circular dated September 15, 2016
99.2	Letter of Transmittal
99.3	Form of Proxy (Common Shares)
99.4	Form of Proxy (Warrants)